UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015 (August 24, 2015)

VIROPRO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-06718	13-3124057
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2151 O'Toole Avenue, Suite 50, San Jose, CA 95131

 (Address of Principal Executive Offices) (Zip Code)

 650-300-5190

Registrant’s telephone number, including area code

_________________________

 (Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Effective as of August 24, 2015, the registrant ("we" or "Viropro") dismissed LBB & Associates Ltd., LLP (“LBB”), an independent registered public accounting firm, as our principal accountant, and engaged Ciro E. Adams, CPA, LLC as our independent registered public accounting firm. The decision to change accountants was approved by our board of directors on August 19, 2015.

LBB had previously been engaged on January 25, 2013, as the principal accountant to audit our financial statements for the fiscal year ended December 31, 2011 by prior management. Prior management never submitted an annual report on Form 10-K for the fiscal year ended December 31, 2011. Accordingly, LBB never issued any report on our financial statements as of and for the year ended December 31, 2011. We have not filed an annual report since the last report for the fiscal year ended December 31, 2010. From the date of LBB’s engagement through the date of dismissal, (i) we had no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with LBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB, would have caused LBB to make reference to the subject matter of the disagreements in connection with its report on our consolidated financial statements for such years or any subsequent interim period through the date of dismissal, and (ii) there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reason for the dismissal of LBB is that, following the removal of Cynthia Tsai as our President, CEO, and Chairman of the Board, our new management intends to bring our periodic filings with the U.S. Securities and Exchange Commission current and desires to have an independent registered accountant without any ties to prior management. Our Board of Directors believes, therefore, that it is in our shareholders' best interest to have Ciro E. Adams, CPA, LLC, be our new independent registered public accounting firm.

We made the contents of this Current Report on Form 8-K available to LBB and requested it to furnish a letter addressed to the SEC as to whether it agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of LBB's letter to the SEC is included as Exhibit 16.1 to this Current Report on Form 8-K.

During our two most recent fiscal years and the subsequent interim periods through and including August 24, 2015, the date of our engagement of Ciro E. Adams, CPA, LLC, neither we, nor anyone acting on our behalf, consulted Ciro E. Adams CPA, LLC regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, in any case where a written report or oral advice was provided to us by Ciro E. Adams CPA, LLC that Ciro E. Adams, CPA, LLC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

Viropro issued a press release on October 9, 2015 announcing the engagement of Ciro E. Adams, CPA, LLC, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter from LBB & Associates, Ltd., LLP dated October 8, 2015

99.1	Press release dated October 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 9, 2015	Viropro, Inc.

	By:	/s/Bruce A. Cohen
Bruce A. Cohen
Chairman of the Board